Exhibit 10.(a).3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of BG Group plc (the "Company") on Form 20-F for the period ending December 31, 2002, to be filed with the Securities and Exchange Commission on March 17, 2003 (the "Report"), the undersigned hereby certify that to the best of our knowledge:

      1.      The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2003	/s/ Frank Chapman

	Name:	Frank Chapman
	Title:	Chief Executive

Date: March 14, 2003	/s/ Ashley Almanza

	Name:	Ashley Almanza
	Title:	Chief Financial Officer